Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT 10.15

TERM SHEET FOR SUBSCRIBER UNITS AND SERVICES

AGREEMENT BETWEEN

NEXTEL COMMUNICATIONS, INC. AND

MOTOROLA, INC.

This term sheet agreement (“Term Sheet”) is between Nextel Communications, Inc. (“Nextel”) and Motorola, Inc. (“Motorola”), collectively the “Parties”, for the supply of iDEN Subscriber Units, iDEN Subscriber Unit Features (“ISUF”), and Services. The Parties intend to enter into a final multi-year supply agreement. It is the intent of the Parties that this Term Sheet expresses the general basis for that multi-year supply agreement and that substantially similar terms and conditions as stated herein will be incorporated into that agreement. The terms and conditions contained herein are interim terms only, and the parties agree that all terms and conditions whether or not included in this Term Sheet shall be negotiated in good faith as part of the 2003-05 Agreement (as defined below). [***]

Additionally, during the term of this Term Sheet, the Parties will conduct business consistent with the material terms and conditions stated herein.

Nextel – Motorola Proprietary and Confidential	1

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

INDEX

		Page
1	Term	3
2	Financial Proposal and Terms	3
	2.1 2003 Promotional Programs	3
	2.2 Co-operative Advertising Program for the Term	5
	2.3 Planning and Forecasting	6
	2.4 Subscriber Equipment Unit Post-paid Pricing and Terms	6
	2.5 Purchase Advance (“PA”) and Ongoing [***] PA Process	8
	2.6 “Efficiency Curve Price Adjustments”	13
	2.7 Benchmarking Process	14
	2.8 Soft Launch Handsets for Initial Launch	16
	2.9 Transceiver and DBR Pricing	16
	2.10 Upgrade Programs	16
	2.11 Tooling Costs	16
	2.12 Project Documentation Process (“PDP) Augmentation	16
3	Intellectual Property	16
4	[***]	17
5	Confidentiality	17
6	Purchase Terms and Conditions	18
7	Additional Terms and Conditions	18
8	Force Majeure	18
9	Survival of Terms	18
10	Choice of Law and Dispute Resolution	18
11	Limitation of Liability	19

Exhibits

Exhibit A: [***] Platform Pricing Menu

Exhibit B-1: [***] Pre-Paid Pricing Menu

Exhibit B-2: [***] Post-Paid Pricing Menu

Exhibit C-1: Post-paid PA Projects and Payment Schedule

Exhibit C-2: Pre-paid (Boost) PA Projects and Payment Schedule

Exhibit C-3: ISUF Projects and Payment Milestones

Exhibit D: Product Terms and Conditions

Exhibit E: Transceiver and DBR Pricing

Exhibit F: Sample of the Application of Efficiency Curve and PA Price Adjustments

Nextel – Motorola Proprietary and Confidential	2

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

1	Term:

It is the intent of the Parties that this Term Sheet will be replaced and superseded by a multi-year supply agreement for iDEN platform based subscriber radios sold through Motorola’s iDEN Subscriber Group (“Handset Units”), which will cover the minimum time period from 1/1/03 to 12/31/05 (“2003-05 Agreement”). The renewal terms of the multi-year supply agreement will be addressed in the multi-year supply agreement. This Term Sheet will remain in effect for 120 days from the date both Parties sign this Term Sheet (“Term Sheet Effective Date”), or until the 2003-2005 supply agreement is executed by the Parties, whichever occurs first. Parties will negotiate in good faith during the 120-day period and may extend the Term Sheet by mutual agreement of both parties.

In the event the 2003-05 Agreement is not reached within 120 days from the Term Sheet Effective Date and the Term Sheet has not been extended by mutual agreement of both Parties in writing, then from such point:

1)	The Term Sheet will expire.

2)	All Subscriber Unit pricing will return to the Not-to-Exceed Pricing as indicated in Exhibits B-1 and B-2.

3)	All PA payments that have not already been credited back to Nextel in the form of PA Credits will be refunded to Nextel in full.

4)	All outstanding orders (or partial orders outstanding) will be amended by the Parties to reflect the appropriate Not-to-Exceed Pricing as indicated in Exhibits B-1 and B-2.

5)	The parties will work together to reconcile invoices and make appropriate payment adjustments to reflect #1-4 above.

Finalization of the 2003-05 Agreement is contingent upon the Parties’ resolution of relationship issues currently being addressed by Senior Management.

2	Financial Proposal and Terms:

2.1	2003 Promotional Programs:

2.1.1	Platinum Partners and Platinum Partners Plus:

[***]

Nextel – Motorola Proprietary and Confidential	3

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***]

2.1.2	Coming In First:

[***]

2.1.3	Pre-Paid Programs:

During the term of the 2003-05 Agreement, Nextel will be eligible for the reduced base package pricing for pre-paid Handset Units described in Exhibit B-1, in accordance with the terms and conditions specified in the section entitled “Subscriber Unit Pre-paid Pricing” below.

In addition, Motorola may from time to time offer additional pre-paid handset promotional funding and programs, provided that Nextel’s post-paid Handset Unit purchases [***]

Nextel – Motorola Proprietary and Confidential	4

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***]

The 2003 programs outlined above in Table 2.1 will not extend beyond 2003.

Nextel and Motorola will meet at least three (3) months prior to the end of each calendar year to review the current business conditions and effectiveness of the Platinum Partners, Platinum Partners Plus, Volume Rebate Incentive, and the Pre-paid/Boost programs, and to determine appropriate promotional programs for the following contract year.

2.1.4	Boost Market Development Offer:

[***]

2.2	Co-operative Advertising Program for the Term:

[***]

Nextel – Motorola Proprietary and Confidential	5

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***]

2.3	Planning and Forecasting:

For planning and operational purposes, Nextel shall provide Motorola with a detailed twelve month (12-month) rolling forecast as follows:

1.	Nextel will submit “Monthly Purchase Forecast” fourteen (14) days prior to the first (1st) day of each upcoming month for warehouse orders and nine (9) days prior to the first (1st) day of each upcoming month for Value Added Distribution (VAD).

2.	Monthly purchase orders will be released to Motorola after the Monthly Purchase Forecast has been submitted, or ten (10) to thirteen (13) days prior to the first (1st) day of each upcoming month.

3.	Upon receipt and review of the Monthly Purchase Forecast and purchase orders, Motorola will provide a written response to Nextel within seven (7) days, confirming or highlighting any key issues of the submitted Forecast.

2.4	Subscriber Equipment Unit Post-paid Pricing and Terms:

2.4.1	[***] Subscriber Unit Post-Paid Pricing:

The pricing for Handset Units is specified in Exhibit A. Nextel and Motorola agree to periodically discuss joint cost savings opportunities available to both Parties from the elimination of specific handset models, process improvements, sourcing strategies, component modifications, and warranty cost alternatives.

2.4.2	[***] Subscriber Unit Post-Paid Pricing:

The pricing for each of the post-paid Handset Units is specified in Exhibit B-2 and shall constitute the maximum Base Package price that Motorola shall charge Nextel for the listed Handset Units (“Not to Exceed,” or “NTE” price).

Nextel – Motorola Proprietary and Confidential	6

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

2.4.3	Subscriber Equipment Unit Pre-Paid Pricing and Terms:

The pricing of Nextel/Boost pre-paid Handset Units for 2004 will be as specified in Exhibit B-1, and as may be amended, provided the following two conditions are both satisfied:

1)	For the term of the Agreement, the post-paid Handset Unit annual volume purchases will be [ *** ]

2)	Volume and Mix Pricing Conditions, Commitments & Adjustments

a)	Exhibit B-1 Pricing of Nextel/Boost pre-paid Handset Units for 2004 requires [***]
Handset Units to be purchased in 2004 (January 1, 2004 through December 31, 2004); and

b)	No greater than [***] of the pre-paid Handset Unit volume purchases starting from July 1, 2004 through the remainder of the term of the Agreement will consist of [***]

Furthermore, this clause is contingent upon Motorola meeting the Ship Acceptance dates [***]

                                                                                                                   The Parties acknowledge that the [ *** ]                                                      may be changed by mutual agreement to some other model and/or models         [ *** ]         and in such case this clause would be appropriately modified to reflect the mutually agreed upon changes. If any of the aforementioned models, and/or their mutually agreed replacements, have their Ship Acceptance dates delayed, unless the delays are agreed to by both parties, the         [ *** ]         mix requirement will become effective in the same month that the Motorola Ship Acceptance has been achieved for the last remaining product of the aforementioned models or their substitutes, as may be agreed upon.

In the event any of the above stated conditions in Items 1) and 2) above are not satisfied, then the following conditions will apply:

Nextel – Motorola Proprietary and Confidential	7

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

I.	If conditions set forth in Item 1) are not met by December 31, 2004, then all pre-paid handsets will be priced equivalent to [***]

, adjusted for any Efficiency Curve Pricing Adjustments, PA credit (per unit), or competitive benchmarking adjustment, for the remainder of the term of the Agreement. With the exception of [ *** ]                        , in the event a comparable post-paid Handset unit model does not exist                 [ *** ]             , the base package price of the pre-paid Handset Unit model will increase by [***] of the base package price specified in Exhibit B-1 and all volumes of pre-paid Handset Units will be included in the appropriate Efficiency Curve calculations going forward. The pre-paid handsets will receive the associated price reduction based on its tier classification.

II.	If either of the conditions set forth in Item 2) are not met, all pre-paid Handset Units will be priced equivalent to [***]

, adjusted for any Efficiency Curve Pricing Adjustments, PA credit (per unit), or competitive benchmarking adjustment for the remainder of the term of the Agreement. With the exception of [***]                                     , in the event a comparable post-paid Handset unit model does not exist                 [***]             , the base package price of the pre-paid Handset Unit model will increase by [***] of the base package price specified in Exhibit B-1 and all volumes of pre-paid Handset Units will be included in the appropriate Efficiency Curve calculations going forward. The price adjustment (via a debit memo) will be applied retroactively to all pre-paid units shipped from [***] 2004. The pre-paid handsets will receive the associated price reduction based on its tier classification.

2.5	Purchase Advance (“PA”) and Ongoing Falcon PA Process:

For certain proposed products or features, Motorola will, at its sole discretion, offer Nextel, including Boost, the option to purchase the specified product or feature on special terms and conditions called the “PA Model.” Under the PA Model, Nextel will pre-pay agreed amounts, pursuant to an agreed payment schedule, for specified finished products or features to be delivered by Motorola as part of the agreed PA Model project. Except as otherwise agreed in Section 2.5.3 below, all pre-payments must be made according to the project’s milestone dates with the final pre-payment being made on the project prior to a project’s commercial release by Motorola (hereinafter “Ship Acceptance”) to be eligible as an PA Model project.

The 2003-05 Agreement shall address the process applicable to the ISUF projects.

Nextel – Motorola Proprietary and Confidential	8

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

2.5.1	PA Process:

For each product or feature offered under the PA Model, Motorola will provide the following information in the given timeframes to Nextel as part of the Product Development Process (“PDP”), and Nextel will participate and provide the following responses as part of the PDP process.

1)	MRD Draft to Nextel

a)	Motorola to provide initial NTE pricing to Nextel.

b)	Motorola to provide NTE PA total amount and maximum time period over which product purchases by Nextel will be eligible for the PA credit (“PA period”) described below. In no event will the PA period be greater than [***] from the Ship Acceptance date of each specific model.

c)	Motorola to provide PA payment schedule by quarter (Timing of payments may be subject to change).

d)	Nextel to provide initial feedback and responses to Motorola.

2)	Review and Approval of MRD by Nextel

a)	Motorola to provide updated, if needed, PA total amount, NTE pricing and PA period (considering MRD draft inputs, comments, and responses from Nextel).

b)	Motorola to provide final PA payment schedule by quarter (Timing of payments may be subject to change).

c)	Nextel to provide approval of MRD and/or feedback. Approval of the MRD signifies Nextel’s agreement to proceed.

3)	Schedule Baseline

a)	Motorola to provide final PA payment schedule by due date specified in Exhibits C-1 and C-2.

b)	The PA Model project schedule will commence only upon receipt of the Nextel/Boost approval signatures on MRD and pricing addendum for the project and any PA payment(s) due prior to project commencement.

c)	The Parties agree to review the project schedule progress for each PA Model project monthly, for a period of [***]

Nextel – Motorola Proprietary and Confidential	9

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***] (i.e., a rolling [***] quarter view), after commencement of the PA Model project. The Parties will utilize the current PDP and Subscriber Roadmap process as the forum for such discussions.

d)	Motorola’s obligation to perform the agreed project is contingent upon Nextel making scheduled PA payments. Subject to Motorola’s written notification to Nextel of late payment, Motorola will offer a 10 calendar day cure period for the PA payment to be made. In the event that Nextel fails to make any PA payments when due or within the cure period, Motorola reserves the right to continue, postpone, substantially modify or cancel any PA Model project, in whole or in part, for which payment was not timely made without any further liability whatsoever.

e)	In the event that a PA Model project is postponed, substantially modified or canceled by Nextel, all PA Model payments made up to that date for that PA Model project will be forfeited by Nextel and, in the event the project is continued and commercially released by Motorola, no PA credits will be applied to the Nextel purchases of that product or feature. In the event that a PA Model project is materially delayed through no fault of Nextel, or Motorola is in material breach of this Section 2.5, all PA payments made up to that date for that PA Model project only will be returned at Nextel’s discretion, without further liability for that PA Model project whatsoever, and no PA credits will be applied to the Nextel purchases of that product or feature. For purposes of the above sentence, a material delay will in no event be less than a period of [***] days.

Once the MRD has been approved, any modifications to projects, including changes in schedules, must be submitted by Nextel to Motorola’s Change Control Board (“CCB”) for review and evaluation, and will be effective only upon mutual agreement of the Parties. Failure to approve a change proposed by Nextel to the approved MRD does not constitute a material breach on the part of Motorola with respect to that PA Model project. If the PA Model does not meet the specifications as stated in the approved MRD, the Parties will negotiate in good faith a mutually acceptable solution.

2.5.2	PA Administration

For all PA Model projects, if Nextel makes the PA Model payments in full for the respective PA Models, through PA Model Ship Acceptance, Motorola will apply an account credit in an amount equal to the total PA

Nextel – Motorola Proprietary and Confidential	10

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

Model payments made for the respective PA Model projects, [***]

against actual purchases of the PA Model product or feature completed under that PA Model project. Until the PA amount is exhausted for a specific PA Model project, the purchase price of the unit on the Nextel purchase order to Motorola shall be as indicated on the line entitled “BASE PACKAGE PRICE (*Feature/ Accessory is included)” in Exhibits B-1 and B-2. The applicable PA credit amount may be shown as a line item on the purchase order. The net amount that will be due to Motorola by Nextel for the respective models is indicated in Exhibits B-1 and B-2 on the line entitled “WITH PA CREDIT, BALANCE OF BASE PACKAGE PRICE AMOUNT DUE AT SHIPMENT”. The PA Model account credit will be allocated on the invoice for each Nextel purchase of the PA Model product (“PA Credit”) until such time as all PA Model funds paid by Nextel for the PA Model project have been exhausted or the PA period elapses, whichever event occurs earlier. If the PA model payments are not fully exhausted within the PA period, the portion of the PA model payment that has not been exhausted is forfeited to Motorola [***]

. PA payments and PA credits cannot be redeemed for cash, are non-transferable, and PA payments made for one product model or feature may not be applied toward the purchase of any other product model or feature.

The Parties previously agreed to apply the PA Model to certain products set forth in Exhibits C-1 and C-2 and certain payments related to supplying ISUF as set forth in Exhibit C-3. Accordingly, no later than January 10th 2004, Nextel will pay Motorola (via a special wire transfer) the following PA Model payments and ISUF payments, as outlined in Exhibit C-1, Exhibit C-2 and Exhibit C-3:

a)	All of the life-to-date 2002 and 2003 PA payments due for completed project work on the following [***] models: [***]

. The PA period for the products in Exhibit C-1 and Exhibit C-2 shall not be greater than [***] months from the earlier of Ship Acceptance date of each specific model [***]

.

b)	All of the life-to-date ISUF payments due for completed project work on the [***] and [***]

features. All the ISUF payments to Motorola as stated in Exhibit C-3 are non-refundable and no credit shall be applied to product purchases.

Nextel – Motorola Proprietary and Confidential	11

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

Nextel further agrees to pay the remaining PA Model and ISUF payments as outlined in Exhibits C-1, C-2 and C-3 via the Rebate File as the respective milestones are completed. For each ISUF project or feature, assuming that all ISUF payments are made per project or feature, the sum of the ISUF payments for individual features (as identified in Exhibit C-3) represent fees for an irrevocable and perpetual right to use the feature with respect to iDEN subscriber units sold by Motorola to Nextel under this Term Sheet.

2.5.3	Special Treatment of PA for [***] Handset Units

The [***]                            handsets have been shipped [***]

prior to the signing of the Term Sheet. The Parties mutually acknowledge that these models do not represent the completed work product as specified in the executed MRDs [***]                                                                      . Motorola and Nextel agree to recognize these Handset Unit models as PA Model projects. Accordingly, the PA Model and Efficiency Curve structure will be implemented with the initial shipments of these Handset Units [***]

. For these handset models, Nextel shall make PA payments up through completion of the respective “Beta” milestone as shown in Exhibit C1. The final payment per the “Ship Acceptance” milestone for these models shall be due no later than 10 days after these handsets start shipping [***]                .   For each PA Model project addressed by this Section 2.5.3, upon full payment of all PA amounts up through completion of the respective “Beta” milestone set forth in Exhibits C-1 and C-2, Motorola will begin to apply the associated PA Model per unit credits to Nextel’s purchases of these [***] products such that the amount due and payable for each purchase will equal the per unit amount indicated on Exhibits B-1 and B-2 to this Term Sheet as “With PA Credit, Balance of Base Package Price Amount Due at Shipment” (plus applicable “Kit Adders”). In the event that such pending PA payments are not made prior to January 10th 2004, no PA credit will apply to those [***] products, and the amount due and payable for each purchase will equal the Base Package Price per unit price indicated on Exhibits B-1 and B-2. Accordingly, respective purchase orders, shipments, and invoices will be reconciled and adjustments made thereto such that the net corrected unit pricing and PA credits per unit for purchase orders, shipments and invoices to date (starting with [***]                    shipments) will conform to Exhibits B-1 and B-2 (Base Package Price + “Kit Adders” – 9% of Base Package Price). Other promotions, rebates, terms and conditions outlined within this Term Sheet remain in effect. The Parties mutually agree to:

1.

Reconcile [***]                                         shipments, invoices and any required adjustments by December 30, 2003 and reconcile December shipments, invoices and any required adjustments by January 10, 2004. Motorola will issue PA credits applicable to

Nextel – Motorola Proprietary and Confidential	12

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

these products shipped September through November 2003 on the January 2004 Rebate File, provided Nextel has remitted all amounts in accordance with Section 2.5.2 a) above.

2.	After initial reconciliation, PA credits will be applied to subsequent shipments in accordance with the PA methodology set forth in Section 2.5.2 above.

Unless agreed in writing otherwise, in no event will a price reduction pursuant to the PA Model occur for these Handset Units if the final PA payment milestone due at Ship Acceptance has not been made by Nextel.

2.5.4	Additional PA Projects

It is the Parties’ intent that additional 2003 – 2004 [***] projects [***]                                                                      will also proceed under the PA Model, pursuant to the PA Model process set forth in Sections 2.5.1 and 2.5.2 above, and will be added to the appropriate respective Exhibits once the details are agreed to by the Parties.

2.6	“Efficiency Curve Price Adjustments”

The following price reductions or Efficiency Curve Price Adjustments will apply to iDEN        [***]        Handset Units purchased by Nextel, excluding Limited Edition, Special Edition, NASCAR, and DBR models, and excluding Nextel sourced/selected items (i.e., SIM Cards, collateral pieces, and associated pick fees) (“Eligible        [***]        Handset Units”). The Efficiency Curve Price Adjustments will apply to iDEN [***] Handset Units if the conditions under subparagraph 1) and 2) of the Section 2.4.3 (entitled “Subscriber Equipment Unit Pre-Paid Pricing and Terms”) are not met.

[***]

Nextel – Motorola Proprietary and Confidential	13

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***]

2.7	Benchmarking Process:

2.7.1	Benchmarking Process Framework Overview

[***]

Nextel – Motorola Proprietary and Confidential	14

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

[***]

2.7.2	Pre-Ship Acceptance

Approximately sixty (60) days prior to Ship Acceptance of each new Eligible Post-Paid Handset, the Parties will benchmark the new handset per the Benchmarking Process Set forth above.    [***]

2.7.3	Post-Ship Acceptance

The Parties will perform the Benchmarking Process described above on an annual basis during the month of [***]

for those Eligible    [***] Handset models that have not undergone the benchmarking process within the past        [***]        months. The consolidation of the benchmarking activities for the Eligible models is intended to reduce administrative impact.

In the event that the Parties mutually agree that market conditions warrant an interim review, the Parties will perform such benchmarking activities or engage in pricing review discussions on an exception basis. Any Eligible         [***]        Handset Unit model that receives an Interim Price Adjustment pursuant to the Benchmarking Process will be excluded from the next subsequent Efficiency Curve Price Adjustment, however,

Nextel – Motorola Proprietary and Confidential	15

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

purchases of those units will still count toward the Efficiency Curve purchase milestones

2.8	Soft Launch Handsets for Initial Launch:

Prior to each Eligible        [***]        Handset Unit or data device initial launch, Motorola will provide Nextel with up to a [***] discount off of the Base Package price on up to [***] units, to be negotiated by the Parties, (typically a quantity of [***] units). The discount will be applied to the “Total Package” price (i.e., “Fully Kitted” price which includes all “Adders”), but excluding the SIM Card, SIM Card pick fees, and any incremental customer specified collateral for handsets.

2.9	Transceiver and DBR Pricing:

See Exhibit E for Transceiver Only and DBR Pricing. Nextel agrees not to repackage the Transceiver Only and DBR units as fully kitted phones. Further conditions on use of Transceiver and DBR units to be included in the multi-year agreement.

2.10	Upgrade Programs:

The Parties intend to explore the possibility of developing an upgrade program, in particular with respect to [***] products.

2.11	Tooling Costs:

Motorola will pay for 2003 tooling costs associated with [***] products. The 2003-05 Agreement will include appropriate provisions regarding future tooling costs.

2.12	Project Documentation Process (“PDP) Augmentation:

As part of the on-going PDP process, Nextel and Motorola will hold a “Business Reconciliation Meeting” within five (5) business days of the monthly PDP subscriber unit meeting, unless otherwise agreed to by the parties. The purpose of this meeting will be to discuss and document potential issues and financial impacts to handset pricing and PA funding that may arise due to changes in product specifications, marketing programs, or other discussions that occur during the monthly PDP subscriber unit meeting.

3	Intellectual Property:

The parties agree to negotiate in good faith on terms and conditions related to intellectual property rights for the definitive 2003 -05 Agreement. However, during this Term Sheet and any extensions thereto, and in the absence of an express written provision as to ownership of intellectual property, the ownership of any intellectual property created as a direct result of the fulfillment of the terms and conditions of this Term Sheet shall be determined by application of law, and Nextel shall have the normal non-exclusive

Nextel – Motorola Proprietary and Confidential	16

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

royalty-free license, which is implied or otherwise arises by operation of law, solely to use and sell to its customers only those products sold by Motorola to Nextel under this Term sheet. No other licenses are granted directly or indirectly under this Term Sheet by either Party.

4	[***]

5	Confidentiality:

“Confidential Information” shall mean the terms, conditions, and pricing of this Term Sheet and the content of any documents or information, which is identified in writing as being confidential and which is acquired from the other party in connection with this Term Sheet or the negotiations between the Parties regarding the multi-year supply agreement that are contemplated by this Term Sheet. Each party shall copy and use any such Confidential Information solely for the purpose of fulfilling their respective obligations under this Term Sheet. The Parties agree not to disclose any Confidential Information to any third party for any purpose without prior written approval from the other Party, and shall not use any Confidential Information for any purpose other than in furtherance of this Term Sheet or as expressly permitted under the terms of the NDA applicable to the information.

Each Party shall use its best efforts, but in no instance less than reasonable care, to limit dissemination of Confidential Information disclosed to it by the other Party to only its employees and agents who have a strict need to know in the performance of the Party’s duties hereunder, and not to disclose the Confidential Information of the other Party to any third party without the other Party’s prior approval.

The Parties agree to take appropriate action, by instruction, agreement, or otherwise, with any persons permitted access to the other’s Confidential Information so as to assure that they will hold such information in confidence as required in this Term Sheet.

The obligations imposed upon either party under this Section shall not apply to information whether or not designated as “Confidential”: (i) which is made public by the disclosing party; (ii) which the receiving party can reasonably demonstrate is already in the possession of the receiving party and not subject to an existing agreement of confidence; (iii) which is received from a third party without restriction and without breach of this Letter Agreement; (iv) which is independently developed by the receiving party as evidenced by its records; (v) which the receiving party is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision thereof, provided, however, that the recipient of the information shall first have given notice to the disclosing party and made a reasonable effort to obtain a

Nextel – Motorola Proprietary and Confidential	17

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued.

6	Purchase Terms and Conditions:

The Parties agree that the terms and conditions set forth in Exhibit D attached hereto will apply to iDEN Platform based products, services or features supplied to Nextel by Motorola under this Term Sheet and neither Nextel’s purchase orders nor Motorola’s invoices shall change, alter or add to the terms and conditions of Exhibit D or this Term Sheet in any way. The parties shall negotiate in good faith more detailed purchase and terms and conditions as part of the 2003-05 Supply Agreement.

7	Additional Terms and Conditions:

The Parties agree to include additional provisions, such as End of Life Process, Value Added Distribution (VAD), Warranty Fulfillment (Pre-paid and Post-paid) Service and Repair, Accessories, i58sr and i88 End of Life Support (EOL) Support, and Advance Source Parts to the multi-year supply agreement.

8	Force Majeure:

Neither party shall be liable for delays in delivery or performance, or for failure to manufacture, deliver or perform when caused by any of the following, which are beyond reasonable control of the delayed party:

Acts of God, acts of the public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities and regulatory actions, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, wars, riots, delays in transportation, and loss or damage to goods in transit, or acts or failures to act by the suppliers of the delayed party.

9	Survival of Terms:

“Confidentiality”, “Intellectual Property”, “Purchase Terms and Conditions”, “Choice of Law and Dispute Resolution” and “Limitation of Liability” will become binding upon signature of the last party signing below and will survive the cancellation, termination or expiration of this Term Sheet.

10	Choice of Law and Dispute Resolution:

The validity, performance, and all matters relating to the effect of this Term Sheet and any amendment hereto shall be governed by the laws of the state of Illinois without regard to its conflicts of laws provisions.

Motorola and Nextel will attempt to settle any claim or controversy arising out of this Term Sheet through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then, except for disputes related to alleged patent, copyright, or trademark infringement, or breach of confidentiality, the dispute will be

Nextel – Motorola Proprietary and Confidential	18

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

mediated by a mutually acceptable mediator to be chosen by Motorola and Nextel within thirty (30) days after written notice by the other demanding mediation. Neither Party may unreasonably withhold consent to the selection of a mediator, and Motorola and Nextel will share the costs of the mediation equally. Venue for mediation shall be the United States of America. By mutual agreement, however, the parties may postpone mediation until they have each completed some specified but limited discovery about the dispute. The Parties may also agree to replace mediation with some other form of alternative dispute (ADR), such as neutral fact-finding or a mini-trial.

Any dispute which the Parties cannot resolve through negotiation, mediation, or other form of ADR within four (4) months of the date of the initial demand for it may then be submitted to the Federal District Court of Delaware for resolution. The use of any ADR procedures will not be construed under the doctrines of latches, waiver, or estoppel to affect adversely the rights of either Party. And nothing in this section will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

11	Limitation of Liability:

NEITHER PARTY, WHETHER AS A RESULT OF BREACH OF AGREEMENT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), PATENT INFRINGEMENT, COPYRIGHT INFRINGEMENT, OR OTHERWISE, SHALL HAVE ANY LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR REVENUES, LOSS OF USE OF THE PRODUCTS OR ANY ASSOCIATED EQUIPMENT, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCTS, FACILITIES OR SERVICE, OR DOWNTIME COSTS OR CLAIMS OF THIRD PARTIES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

Motorola, Inc.		Nextel Communications, Inc.

By:	/s/ [Signature]	By:	/s/ [Signature]

(Authorized Signatory)		(Authorized Signatory)
Title:		Title:

Date:	12-23-2003	Date:	12-31-03

Nextel – Motorola Proprietary and Confidential	19

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT A

2003 IDEN SUBSCRIBER GROUP

[*] PLATFORM PRICING MENU (RADIO IN-KIT PRICING ONLY)

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT B-1

2003-2004 IDEN SUBSCRIBER GROUP

[*] PRE-PAID MODELS PRICING MENU AS OF 12-18-03

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT B-2

IDEN SUBSCRIBER GROUP

[*] POSTPAID HANDSET PRICING MENU AS OF 12-18-03

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT C-1

NEXTEL COMMUNICATIONS, INC. (NCI)

POST-PAID PROJECTS AND PAYMENT MILESTONES

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT C-2

NEXTEL COMMUNICATIONS, INC. (NCI)

BOOST NRA PROJECTS AND PAYMENT MILESTONES (TOTAL)

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT C-3

NEXTEL COMMUNICATIONS, INC. (NCI)

ISUF PROJECTS AND PAYMENT MILESTONES

[*]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT D

PRODUCT TERMS AND CONDITIONS OF SALE

1.	Products and Prices. The Products and the prices therefore are as agreed to by the Parties in the Agreement. This Agreement is for sales of Products in the Agreement only and does not create any obligation on Motorola with respect to any other products or services of Motorola’s iDEN Subscriber Group or any other division, group or sector of Motorola.

2.	Orders. The only effect of any terms and conditions in Nextel’s orders shall be to request the time and place of delivery and number of units to be delivered, subject to Motorola’s acceptance, but they shall not change, alter or add to the terms and conditions of the Agreement in any way.

3.	Deliveries. All deliveries are FOB Shipping Point. Title to the Products and risk of loss will pass to Nextel at the Shipping Point. Delivery dates are best estimates only. Motorola is not liable for any delays in delivery for any reason. Motorola will ship Products to Nextel’s designated locations in the United States.

4.	Payment. Motorola will invoice Nextel for the Products on or about the date of shipment thereof. Payment of each invoiced amount is due within 30 days of the date of the invoice unless otherwise agreed by the Parties hereto. Nextel may withhold any disputed amounts and the withholding of such amounts shall not constitute a breach or default under this agreement or any other agreement between the parties. Upon resolution of such disputes, Nextel shall remit payment promptly, if any is due.

5.	Warranty. Motorola warrants each Product only to the original end user in accordance with the Limited Warranty as stated in the Product’s Getting Started Guide that is provided to the end user with each Product. Motorola makes no other representation or warranty of any kind, express or implied. MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.	Incorporated Terms. The following terms and conditions set forth in Attachment B to the Letter of Agreement between the Parties dated November 4, 1991 are hereby incorporated by reference: Sections 4, 6, and 8-18. All references in these identified sections to “Letter Agreement” are hereby replaced with “Agreement” and all references to “FCI” or “Buyer” are hereby replaced with “Nextel”.

[END OF PRODUCT TERMS AND CONDITIONS OF SALE]

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[***]”.

EXHIBIT E

IDEN SUBSCRIBER GROUP

TRANSCEIVER & DBR PRICING

[*]